================================================================================

                           APPLETON EQUITY GROWTH FUND
                           ---------------------------


                               SEMI-ANNUAL REPORT
                                  June 30, 2002
                                   (Unaudited)


          Investment Adviser                         Administrator
          ------------------                         -------------
        APPLETON PARTNERS, INC.             INTEGRATED FUND SERVICES, INC.
     45 Milk Street, Eighth Floor               221 East Fourth Street
           Boston, MA 02109                            Suite 300
                                                 Cincinnati, OH 45202
                                                    1-877-712-7753

================================================================================

                                                                   July 15, 2002
Dear Fellow Shareholder:

Enclosed is the Appleton Equity Growth Fund's Semi-Annual Report as of June 30, 2002, reflecting performance for the first half of 2002. As you will see, the equity sector was unable to follow on the 4th quarter of 2001 rally, and declined significantly, as corporate mistrust overwhelmed the rebounding economy. For the six months ended June 30, 2002, the Appleton Equity Growth Fund declined 21.8%, versus the S&P 500 which declined 13.2%, and the Russell 1000 Growth Index which declined 20.8%. The Fund's underperformance versus the S&P 500 can be attributed to it's investment objective to seek long-term growth of capital, whereas, the S&P 500 is a broad based index that includes both growth and value equities.

Despite the underperformance, we have been working diligently to align the portfolio to better capture prevailing market trends. Towards those efforts, we have reduced the Fund's exposure in technology, while increasing the industrial and consumer sectors. These changes, along with the Fund's cash position, should act to minimize further declines, while positioning the portfolio to benefit from the present investment climate. Although the negative news is currently dominating investor perspective, we believe that a recovering economy and rising profits should eventually lift stocks higher. Below we will try to answer a few questions you may be thinking about.

WAS THE FIRST QUARTER GDP GROWTH OF 6.1% AN ABERRATION? It was not an aberration that the economy expanded in the first quarter. That it expanded at the annualized rate of 6.1% was. It is probably better to say that the economy's final sales grew in the first quarter at a rate of 2.6% while the shift from massive inventory liquidation added a one-time jump of nearly 3.5%. Such a surge is fairly common coming out of recessions, where much of the initial "growth" is a one-time boost due to a shift in the rate of inventory investment.

WHAT CAN WE EXPECT FROM THE ECONOMY IN THE NEXT FEW QUARTERS? Our economy has a long history of alternating periods of above average growth with periods of below average growth. In essence, the excessive boom of one period leaves behind a residual headwind that slows the subsequent recovery/expansion. The headwind hindering the early 1980's was the bust after the oil boom of the 1970's. The early 1990's recovery had to fight the headwind from the aftermath of the commercial real estate boom of the 1980's. The headwind facing the current recovery/expansion finds its origins in the unwinding of the recent technology/internet/telecom boom. Given that background, we think a working assumption of growth in the 2 1/2 to 3 1/2% range is probably appropriate, however many uncertainties remain. What is also likely is that getting employment growing and the unemployment rate down may prove more difficult than usual. With the new trend of productivity nearly in line with expected economic growth rate, creating jobs will be difficult.

IF THE ECONOMY IS DOING REASONABLY WELL, WHY ISN'T IT REFLECTED IN STOCK PRICES? WHY WAS THE SECOND QUARTER SO DISAPPOINTING FOR EQUITIES? WILL THE STOCK MARKET EVER RECOVER? Among other factors, equity prices rise and fall based on earnings, the monetary policy/interest rate environment, and investor confidence. Earnings comparisons had been negative from the end of 2000 through the first quarter of 2002. We believe the quarter just ended will show a nominal profit gain versus a year ago and profit increases should accelerate from here. That's the first positive. The second positive is monetary policy. The Federal Funds Rate of 1.75 %, the lowest in 40 years, represents at minimum an accommodative stance, a status further manifested by a weaker dollar. If monetary policy were not so accommodative, the dollar would likely be rising, not falling.

The third factor, investor confidence, is the element in need of rebuilding, and it will take some time. It is important to remember that in spite of some rogue executives in the real estate and oil industries 10 and 20 years ago, we survived the economic fallout.

TECHNOLOGY/TELECOM WAS THE MOST POWERFUL SECTOR OF THE ECONOMY AND STOCK MARKET OVER THE LAST SEVERAL YEARS. IS IT LIKELY TO RESUME THAT POWER POSITION? One never wants to bet against the continuing impact of technology and its increasing presence throughout our economy. But that does not mean that the way to profit from it in one cycle will work in the next. Total capital spending for both tech and non-tech equipment, and software, reached an all time peak share of our economy in this most recent cycle at 10%, substantially more than its prior peak of 8% reached 23 years earlier. While that ratio has recently declined by 25% to 8%, we believe it is unlikely to return with the same vigor.

IF TECHNOLOGY WILL NOT BE THE LEADER, WHERE WILL THE ECONOMIC AND STOCK MARKET LEADERSHIP COME FROM IN THIS NEW CYCLE? While we think it's too early to draw a firm conclusion, the consumer sectors, particularly cyclicals, have been acting differently with accumulating evidence that they will play a more important role in this new cycle. Underlying demographics remain strong as the baby boomers reach their peak spending years. Also, lower interest rates have led to second and third round mortgage refinancing and all around reduced borrowing costs, putting more money into the consumer's pockets.

WHERE DO WE GO FROM HERE? Every cycle is unique and certainly that perspective is being affirmed in both the economy and financial markets. The optimism premium investors placed on stock prices two to three years ago has been replaced with a pessimism discount. Our focus for new investment is on companies whose profit growth is not dependent on a strong economic recovery, and whose valuation levels are reasonable, given their growth rates for this year and next.

We recognize the hardships caused by the past few years and want to assure you that we are working diligently on your behalf to stop and then recoup some of the incurred losses. We are confident that our stock market strategy will prove beneficial.

Sincerely,

/s/ James I. Ladge

James I. Ladge, CFA
Senior Vice President

                           APPLETON EQUITY GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                  June 30, 2002
                                   (Unaudited)


    SHARES                                                             VALUE
    ------                                                             -----
               COMMON STOCKS -- 91.5%

               CONSUMER, CYCLICAL -- 16.4%
     5,500     Brinker International, Inc.*                         $    174,624
     2,000     Centex Corp.                                              115,580
     3,250     Lowe's Companies, Inc.                                    147,550
     2,200     Mohawk Industries, Inc.*                                  135,366
     1,500     Pulte Homes, Inc.                                          86,220
     2,250     Wal-Mart Stores, Inc.                                     123,773
                                                                    ------------
                                                                         783,113
                                                                    ------------

               CONSUMER, NON-CYCLICAL -- 13.1%
     4,500     Apollo Group, Inc.*                                       177,345
     3,000     Avon Products, Inc.                                       156,720
     2,500     Church & Dwight Co., Inc.                                  78,325
        30     J.M. Smucker Co.                                            1,024
     3,000     McCormick & Co.                                            77,250
     1,500     Procter & Gamble Co.                                      133,950
                                                                    ------------
                                                                         624,614
                                                                    ------------

               ENERGY -- 7.0%
     4,400     Exxon Mobil Corp.                                         180,048
     3,500     Weatherford International Ltd.*                           151,200
                                                                    ------------
                                                                         331,248
                                                                    ------------

               FINANCIAL SERVICES -- 11.8%
     2,500     Capital One Financial Corp.                               152,625
     3,500     Citigroup, Inc.                                           135,625
     4,500     FleetBoston Financial Corp.                               145,575
     3,200     Merrill Lynch & Co., Inc.                                 129,600
                                                                    ------------
                                                                         563,425
                                                                    ------------

                           APPLETON EQUITY GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                  June 30, 2002
                                   (Unaudited)
    SHARES                                                             VALUE
    ------                                                             -----

               HEALTHCARE -- 14.4%
     1,000     Forest Laboratories, Inc.*                           $     70,800
     2,750     Johnson & Johnson                                         143,715
     2,100     Lilly (Eli) & Co.                                         118,440
     3,000     Myriad Genetics, Inc.*                                     61,020
     3,400     Pfizer, Inc.                                              119,000
     6,500     Pharmaceutical Product Development, Inc.*                 171,210
                                                                    ------------
                                                                         684,185
                                                                    ------------

               INDUSTRIAL -- 15.7%
     2,500     Concord EFS, Inc.*                                         75,350
     6,500     Flextronics International Ltd.*                            46,345
     5,750     General Electric Co.                                      167,038
     5,000     Masco Corp.                                               135,550
     5,100     The BISYS Group, Inc.*                                    169,830
     2,250     United Technologies Corp.                                 152,775
                                                                    ------------
                                                                         746,888
                                                                    ------------


               TECHNOLOGY -- 13.1%
     8,000     Applied Materials*                                        152,160
     5,750     Check Point Software Tech*                                 77,970
     4,500     Cisco Systems*                                             62,775
     4,500     Intel Corp.                                                82,215
     1,500     Microsoft Corp.*                                           81,180
     9,000     Stockeryale, Inc.*                                         18,891
     4,500     Sun Microsystems, Inc.*                                    22,545
     5,250     Texas Instruments, Inc.                                   124,425
                                                                    ------------
                                                                         622,161
                                                                    ------------

               TOTAL COMMON STOCKS (Cost $5,139,083)                $  4,355,634
                                                                    ------------

               MONEY MARKETS-- 6.0%
   288,152     First American Treasury (Cost $288,152)              $    288,152
                                                                    ------------


               TOTAL INVESTMENT SECURITIES-- 97.5%
                 (Cost $5,427,235)                                  $  4,643,786

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.5%             121,147
                                                                    ------------

               NET ASSETS-- 100.0%                                  $  4,764,933
                                                                    ============

* Non-income producing security.

See accompanying notes to financial statements.

                           APPLETON EQUITY GROWTH FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 2002
                                   (Unaudited)

ASSETS
       Investment securities:
            At acquisition cost                                    $  5,427,235
                                                                   ============
            At value                                               $  4,643,786
       Accrued income                                                     3,427
       Receivable for securities sold                                   135,096
       Receivable from Adviser                                            6,967
       Other assets                                                       3,176
                                                                   ------------
            TOTAL ASSETS                                              4,792,452
                                                                   ------------

LIABILITIES
       Payable to Affiliates                                             12,465
       Other accrued expenses and liabilities                            15,054
                                                                   ------------
            TOTAL LIABILITIES                                            27,519
                                                                   ------------

NET ASSETS                                                         $  4,764,933
                                                                   ============

NET ASSETS CONSIST OF:
Paid-in capital                                                    $  7,170,864
Accumulated net investment loss                                         (15,986)
Accumulated net realized losses from security transactions           (1,606,496)
Net unrealized depreciation on investments                             (783,449)
                                                                   ------------
NET ASSETS                                                         $  4,764,933
                                                                   ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                           806,056
                                                                   ============

Net asset value, offering price and redemption price per share     $       5.91
                                                                   ============

See accompanying notes to financial statements.

                           APPLETON EQUITY GROWTH FUND

                             STATEMENT OF OPERATIONS

                     For the Six Months Ended June 30, 2002
                                   (Unaudited)

INVESTMENT INCOME
       Dividends                                                   $     21,809
                                                                   ------------

EXPENSES
       Investment advisory fees                                          25,216
       Accounting services fees                                          15,000
       Trustees fees                                                     12,606
       Administrative services fees                                      12,000
       Transfer agent fees                                               12,000
       Professional fees                                                  7,191
       Distribution expenses                                              6,304
       Postage and supplies                                               5,083
       Custodian fees                                                     3,868
       Registration fees                                                  3,359
       Shareholder reports                                                2,992
       Insurance expense                                                  1,510
       Pricing expense                                                      695
                                                                   ------------
             TOTAL EXPENSES                                             107,824
       Fees waived and expenses reimbursed by the Adviser               (70,029)
                                                                   ------------
             NET EXPENSES                                                37,795
                                                                   ------------
NET INVESTMENT LOSS                                                     (15,986)
                                                                   ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
       Net realized losses from security transactions                (1,222,311)
       Net change in unrealized appreciation/
          depreciation on investments                                    18,037
                                                                   ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                    (1,204,274)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $ (1,220,260)
                                                                   ============

See accompanying notes to financial statements.

                           APPLETON EQUITY GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                For the
                                                               Six Months
                                                                 Ended           For the
                                                                June 30,        Year Ended
                                                                  2002         December 31,
                                                               (Unaudited)        2001(a)
FROM OPERATIONS
      Net investment loss                                     $    (15,986)    $    (18,674)
      Net realized losses from security transactions            (1,222,311)        (384,185)
      Net change in unrealized appreciation/
          depreciation on investments                               18,037         (801,486)
                                                              ------------     ------------
Net decrease in net assets from operations                      (1,220,260)      (1,204,345)
                                                              ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
      Proceeds from shares sold                                  1,295,868        6,019,885
      Payments for shares redeemed                                 (92,589)        (133,626)
                                                              ------------     ------------
Net increase in net assets from capital share transactions       1,203,279        5,886,259
                                                              ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                            (16,981)       4,681,914

NET ASSETS
      Beginning of period                                        4,781,914          100,000
                                                              ------------     ------------
      End of period                                           $  4,764,933     $  4,781,914
                                                              ============     ============

CAPITAL SHARE ACTIVITY
      Sold                                                         187,128          639,961
      Redeemed                                                     (13,883)         (17,150)
                                                              ------------     ------------
      Net increase in shares outstanding                           173,245          622,811
      Shares outstanding, beginning of period                      632,811           10,000
                                                              ------------     ------------
      Shares outstanding, end of period                            806,056          632,811
                                                              ============     ============

(a)  The Fund commenced operations December 31, 2000.

See accompanying notes to financial statements.

                           APPLETON EQUITY GROWTH FUND

                              FINANCIAL HIGHLIGHTS

                    Selected Per Share Data and Ratios for a
                    Share Outstanding Throughout Each Period

                                                              For the
                                                             Six Months
                                                               Ended               For the
                                                              June 30,            Year Ended
                                                                2002             December 31,
                                                             (Unaudited)            2001(a)
Net asset value at beginning of period                      $       7.56         $      10.00
                                                            ------------         ------------

Loss from investment operations:
       Net investment loss                                         (0.02)               (0.03)
       Net realized and unrealized losses on investments           (1.63)               (2.41)
                                                            ------------         ------------
Total from investment operations                                   (1.65)               (2.44)
                                                            ------------         ------------

Net asset value at end of period                            $       5.91         $       7.56
                                                            ============         ============

Total return                                                     (21.83%)(b)          (24.40%)
                                                            ============         ============

Net assets at end of period                                 $  4,764,933         $  4,781,914
                                                            ============         ============

Ratio of gross expenses to average net assets (c)                  4.28% (d)            4.66%

Ratio of net expenses to average net assets                        1.50% (d)            1.50%

Ratio of net investment loss to average net assets                (0.63%)(d)           (0.47%)

Portfolio turnover rate                                              66% (d)              34%

(a)  The Fund commenced operations on December 31, 2000.

(b)  Not annualized.

(c) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(d)  Annualized.

See accompanying notes to financial statements.

                           APPLETON EQUITY GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2002
                                   (Unaudited)

1.   SIGNIFICANT ACCOUNTING POLICIES

The Appleton Funds (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act), as a diversified, no-load, open-end management investment company. The Trust was organized as an Ohio business trust on October 31, 2000. The Trust currently offers one series of shares to investors: the Appleton Equity Growth Fund (the Fund). The Trust was capitalized on December 29, 2000, when the initial shares of the Fund were purchased at $10 per share. Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on December 31, 2000.

The Fund seeks long-term growth of capital by investing primarily in common stocks.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a stock exchange or quoted by NASDAQ are valued at their last reported sales price on that day on the principal exchange where the security is traded or, if not traded on a particular day, at their closing bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The redemption price per share is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                           APPLETON EQUITY GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2002
                                   (Unaudited)

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of June 30, 2002, the components of accumulated deficit on a tax basis were as follows:

     Accumulated ordinary income                              $   (833,338)
     Accumulated long-term losses                                 (789,144)
     Net unrealized depreciation                                  (783,449)
                                                              ------------
     Total accumulated deficit                                $ (2,405,931)
                                                              ============

The following information is computed on a tax basis for each item as of June 30, 2002:

     Cost of portfolio investments                            $  5,427,235
     Gross unrealized appreciation                                 203,335
     Gross unrealized depreciation                                (986,784)
                                                              ------------
     Net unrealized depreciation                              $   (783,449)
                                                              ============

As of June 30, 2002, the Fund had $254,451 of capital loss carryforward for federal income tax purposes, which expire in 2009. In addition, the Fund elected to defer until its subsequent tax year $129,734 of capital losses incurred between November 1, 2001 and December 31, 2001. These capital loss carryforward and "post-October" losses may be utilized in current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

For the six months ended June 30, 2002, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $2,715,662 and $1,530,988, respectively.

                           APPLETON EQUITY GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2002
                                   (Unaudited)

3.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of Appleton Partners, Inc. (the Adviser), Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of IFS Fund Distributors, Inc. (the Distributor), the Trust's principal underwriter.

INVESTMENT ADVISORY GREEMENT
Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser manages the Fund's investments. For these services, the Fund pays the Adviser an advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets.

Pursuant to a written contract between the Adviser and the Fund, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of the Fund other than brokerage commissions, extraordinary items, interest and taxes to the extent annual Fund operating expenses exceed 1.50% of the Fund's average daily net assets. The Adviser has agreed to maintain these expense limitations with regard to the Fund through December 31, 2002. During the six months ended June 30, 2002, the Adviser waived $25,216 of advisory fees and reimbursed the Fund for $38,187 of other operating expenses.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT
Under the terms of an Administration, Accounting and Transfer Agency Agreement between the Trust and IFS, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these administrative services, IFS receives a monthly fee based on the Fund's average daily net assets, subject to a monthly minimum fee.

IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these transfer agency and shareholder services, IFS receives a monthly fee per shareholder account, subject to a monthly minimum fee. In addition, the Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

IFS also calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these accounting services, IFS receives a monthly fee, based on current net assets, from the Fund. In addition, the Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of the Fund's portfolio securities.

                           APPLETON EQUITY GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2002
                                   (Unaudited)

DISTRIBUTION PLAN
The Fund has adopted a plan of distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund's shares including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Trust. The Plan limits payment of distribution expenses in any fiscal year to a maximum of 0.25% of the Fund's average daily net assets. For the six months ended June 30, 2002, the Fund incurred $6,304 of distribution expenses under the Plan, which were reimbursed by the Adviser.

UNDERWRITING AGREEMENT
The Trust has entered into an Underwriting Agreement on behalf of the Fund with the Distributor. Pursuant to the Underwriting Agreement, the Distributor acts as principal underwriter and, as such, is the exclusive agent for distribution of shares of the Fund. The Distributor receives no compensation for its services and is an affiliate of IFS.

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